WHEN RECORDED MAIL TO:
Lindquist & Vennum P.L.L.P. (KRP)
4200 IDS Center
80 South 8th Street
Minneapolis, MN  55402

SEND TAX NOTICES TO:
NEDAK Ethanol, LLC
118 East State Street
Atkinson, NE  68713
ATTN: Jerome Fagerland

                                SPACE ABOVE THIS LINE IS FOR RECORDER'S USE ONLY
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                THIS IS A CONSTRUCTION SECURITY AGREEMENT THAT S
                ECURES AN OBLIGATION WHICH THE BORROWER INCURRED
               FOR THE PURPOSE OF MAKING IMPROVEMENTS ON THE REAL
                           PROPERTY DESCRIBED HEREIN

                DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF
                LEASES AND RENTS AND FIXTURE FINANCING STATEMENT

     THIS DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS, AND
FIXTURE FINANCING STATEMENT (the "Deed of Trust") is made and entered into as of
February 14, 2007, by NEDAK ETHANOL,  LLC, a Nebraska limited  liability company
(the  "Borrower"),  whose  address  for  purposes of this Deed of Trust is 87590
Hillcrest Road, PO Box 391, Atkinson, Nebraska 68713; TO AND IN FAVOR OF LAWYERS
TITLE INSURANCE  CORPORATION,  a Nebraska  corporation  (the  "Trustee"),  whose address for  purposes of this Deed of Trust is 10 South  LaSalle  Street,  Suite
2500, Chicago, IL 60603; FOR THE BENEFIT OF FARM CREDIT SERVICES OF GRAND FORKS,
FLCA (the  "Lender"),  whose  address for purposes of this Deed of Trust is 2424
32nd Avenue  South,  P.O.  Box 13570,  Grand  Forks,  North  Dakota  58208-3570;
pertaining  to that  certain  Construction  and Term Loan Note and that  certain
Revolving  Credit  Note,  all as  defined in the Credit  Agreement  (as  defined below),  of the Borrower dated as of the date of this Deed of Trust,  payable to the order of Lender,  in

THE  TOTAL  PRINCIPAL  AMOUNT  OF  THE  "SECURED  OBLIGATIONS"  SECURED  HEREBY,
INCLUDING ANY FUTURE DEBTS, ADVANCES, LIABILITIES OR OBLIGATIONS (BUT EXCLUDING,
HOWEVER,  INTEREST AND SUMS ADVANCED FOR THE PROTECTION  AND/OR INSURANCE OF THE
"PROPERTY"  OR  LENDER'S  INTEREST  THEREIN),   SHALL  NOT  EXCEED  THE  SUM  OF
$42,500,000.00 (THE "MAXIMUM AMOUNT"); PROVIDED, HOWEVER, THAT NOTHING CONTAINED
HEREIN SHALL  CONSTITUTE A COMMITMENT TO MAKE ANY  ADDITIONAL OR FUTURE LOANS OR
ADVANCES IN ANY AMOUNT.

the  aggregate  original  principal  amount of  FORTY-TWO  MILLION  FIVE HUNDRED
THOUSAND AND NO/100 DOLLARS ($42,500,000.00) (collectively, the "Notes");

                              W I T N E S S E T H:

     1. Grant.  For good and  valuable  consideration,  and to secure the prompt payment,  when due, of the Secured Obligations,  as defined below,  Borrower has irrevocably granted,  bargained,  sold, conveyed,  transferred,  mortgaged,  and assigned,  and by these presents does hereby irrevocably grant,  bargain,  sell, convey, transfer, mortgage, and assign, to Trustee in trust, WITH POWER OF SALE, for the benefit and security of Lender,  and hereby  grants to Lender a security interest in, all of the real property  described in Exhibit "A" attached  hereto
(the "Premises");  TOGETHER WITH (a) all buildings,  structures,  additions, and
improvements   now  or   hereafter   located   thereon  or   belonging   thereto
(collectively,  the  "Improvements");  (b) all goods  which are or are to become
fixtures   attached  to  the  Premises  or   Improvements   (collectively,   the
"Fixtures"); (c) all easements, rights-of-way, strips and gores of land, alleys, sewer rights, and water rights relating thereto; (d) all leases,  subleases, and other agreements affecting the use, enjoyment or occupancy of the Premises,  now or hereafter entered into,  together with any extensions  thereof and guarantees relating  thereto  (collectively,  the  "Leases"),  and all rents and other sums payable under the Leases,  tenant  security and other  deposits,  oil and gas or other mineral royalties,  bonuses and rents,  issues and profits relating to the
Premises and Improvements (collectively,  the "Rents"); (e) all right, title and interest, including reversions and remainders, if any, of Borrower, now owned or hereafter  acquired,  in and to any land lying  within the  right-of-way  of any street or highway adjoining the Premises; (f) all other estates, rights, titles, claims,  interests,  privileges,  hereditaments  and appurtenances of any nature whatsoever,  in any  way  relating  to the  Premises  or  Improvements;  (g) all machinery,  equipment,  appliances  and other  articles of personal  property of every kind  whatsoever  now owned or  hereafter  acquired  by  Borrower,  now or hereafter  located upon and used in connection with the Premises,  together with
all  replacements  thereof  and  substitutions   therefor   (collectively,   the
"Equipment");  (h) all awards or payments, including interest thereon, which may be made with  respect to the  Premises,  Improvements,  or  Equipment,  from the exercise  of the right of eminent  domain,  or for any other  injury  thereto or decrease in the value thereof (collectively,  the "Awards"); (i) all policies of insurance  relating to the Premises,  Improvements,  or Equipment,  all proceeds thereof,  and any unearned premiums on any such insurance  policies,  including, without  limitation,  the  right  to  receive  and  apply  the  proceeds  of any insurance, judgments, or settlements made in lieu thereof; (j) all deposits made to procure or maintain  utility services to the Premises or the Improvements and any money, cash, negotiable instruments, documents of title, securities, deposit accounts or other cash equivalents,  including interest or income earned thereon held by Lender or Trustee under or in accordance  with this Deed of Trust or any
Related Document; (k) any amounts in any escrow fund for the purposes of payment of  taxes,  insurance  premiums  or other

THE TOTAL PRINCIPAL AMOUNT OF THE  "OBLIGATIONS"  SECURED HEREBY,  INCLUDING ANY
FUTURE DEBTS,  ADVANCES,  LIABILITIES OR OBLIGATIONS  (BUT  EXCLUDING,  HOWEVER,
INTEREST AND SUMS ADVANCED FOR THE PROTECTION AND/OR INSURANCE OF THE "PROPERTY"
OR LENDER'S  INTEREST  THEREIN),  SHALL NOT EXCEED THE SUM OF  $42,500,000  (THE
"MAXIMUM  AMOUNT");  PROVIDED,  HOWEVER,  THAT  NOTHING  CONTAINED  HEREIN SHALL
CONSTITUTE A COMMITMENT  TO MAKE ANY  ADDITIONAL  OR FUTURE LOANS OR ADVANCES IN
ANY AMOUNT.

impositions in connection with the Premises,  Improvements or Equipment; and (l)
products  and  proceeds  of  the  property   described   above.   The  Premises,
Improvements, Fixtures, Leases, Rents, Equipment, Awards, and all other real and personal  property  described in this  paragraph  are  hereinafter  collectively referred to as the "Property."

     2.  Secured  Obligations.  This Deed of Trust is given to secure the prompt payment  when  due  of  the  following  (the  "Secured  Obligations"):  (a)  all
Obligations  of Borrower  under that  certain  Master  Credit  Agreement  by and between  Borrower  and  Lender,  dated  as of the  date  of this  Deed of  Trust
(together  with the  "Supplements"  defined  therein and as further  amended and supplemented, the "Credit Agreement"), according to the terms thereof, including the Notes and any other note given in substitution  therefor or in modification, renewal,  or  extension  thereof,  in whole or in part (such Notes and all other notes given in substitution  therefor or in modification,  renewal, or extension thereof,  in whole or in part, are hereinafter  collectively called the "Note");
(b) all indebtedness,  liabilities, and obligations of Borrower now or hereafter incurred  or arising  pursuant  to the  provisions  of this Deed of Trust or any other  agreement or  instrument  now or hereafter  evidencing,  securing  and/or guarantying  the  obligations of the Borrower under the Note or any part thereof
(such other instruments and agreements are hereinafter  collectively referred to
as  the  "Related   Documents");   and  (c)  any  and  all  other  indebtedness,
obligations,  and  liabilities  of Borrower to Lender of any nature  whatsoever, whether  arising  out  of  contract,  tort,  or  otherwise,  including,  without limitation,  obligations  arising  under any and all present  and future  loans, advances,  and/or other  extensions of credit  obtained and/or to be obtained by
Borrower  from  Lender,  and any and all present and future  guaranties  made by
Borrower  in  favor  of  Lender,  and  any and all  instruments  and  agreements evidencing  such present  and/or future  loans,  advances,  other  extensions of credit, and/or guaranties,  together with interest, costs, expenses,  attorneys'
fees and other fees and  charges.  THE TOTAL  PRINCIPAL  AMOUNT OF THE  "SECURED
OBLIGATIONS" SECURED HEREBY,  INCLUDING ANY FUTURE DEBTS, ADVANCES,  LIABILITIES
OR  OBLIGATIONS  (BUT  EXCLUDING,  HOWEVER,  INTEREST AND SUMS  ADVANCED FOR THE
PROTECTION  AND/OR  INSURANCE OF THE "PROPERTY" OR LENDER'S  INTEREST  THEREIN),
SHALL NOT EXCEED THE "MAXIMUM AMOUNT"; PROVIDED, HOWEVER, THAT NOTHING CONTAINED
HEREIN SHALL  CONSTITUTE A COMMITMENT TO MAKE ANY  ADDITIONAL OR FUTURE LOANS OR
ADVANCES IN ANY AMOUNT.

     3.  Warranty of Title.  Borrower  warrants to Trustee and Lender that:  (1)
Borrower is lawfully seized and possessed of good, marketable,  and indefeasible fee simple title to the Property,  free and clear of all liens and encumbrances, other than those liens  and/or  encumbrances,  if any,  set forth on Exhibit "B"
(the "Permitted  Exceptions"),  and (2) Borrower has the full right,  power, and authority  to execute  and  deliver  this Deed of Trust to Trustee  and  Lender.
Subject only to the Permitted  Exceptions,  if any,  Borrower  warrants and will forever defend the title to the Property against the claims of all persons.

     4.  Maintenance and Compliance with Laws.  Borrower shall keep the Property
in  good  condition  and  repair,   and  shall  promptly  perform  all  repairs,
replacements,  and maintenance  necessary to preserve its value.  Borrower shall promptly  complete or restore  promptly and in good and  workmanlike  manner any portion of the Property  which may be damaged or destroyed,  and shall pay, when due,  all  claims  for labor  performed  and  materials  furnished  on or to the
Premises or  Improvements,  and any and all other claims which could result in a lien on the  Property or any part  thereof.  Borrower  shall not commit waste or permit  impairment  or  deterioration  of  the  Property.  In  addition  to  its obligation to comply with all "Applicable Environmental Laws" as provided below,
Borrower shall comply with all other laws, ordinances,  regulations,  covenants, conditions,  and  restrictions  affecting  the  Property  or  any  part  thereof
(collectively,  the  "Applicable  Laws"),  including,  without  limitation,  the
Americans  With  Disabilities  Act of  1990,  and  any  and  all  amendments  or supplements thereto,  and shall not commit,  suffer or permit any act to be done in or upon the Property in violation of any Applicable Laws.

     5. Environmental Provisions. The representations, warranties, covenants and other  obligations of the Borrower  contained in this paragraph are collectively referred to as the "Environmental Provisions."

          a. Certain Defined Terms.  For purposes of this  paragraph,  the terms
     "hazardous  waste,"  "hazardous  substance,"   "disposal,"  "release,"  and
     "threatened  release,"  and similar  terms,  as used in this Deed of Trust, shall  have  the  same  meanings  ascribed  to  them  in the  Comprehensive
     Environmental  Response,  Compensation,  and  Liability  Act  of  1980,  as
     amended,  42 U.S.C.  ss.ss.  9601 et seq.,  ("CERCLA"),  as  amended by the
     Superfund  Amendments  and  Reauthorization  Act  of  1986  ("SARA"),   the
     Hazardous Materials  Transportation Act, 49 U.S.C. ss.ss. 1801 et seq., the
     Clean  Water  Act,  33 U.S.C.  ss.ss.  1251 et seq.,  the Toxic  Substances
     Control Act, 15 U.S.C.  ss.ss. 2601 et seq., the Clean Air Act, as amended,
     42 U.S.C.  ss.ss.  7401 et seq.,  the Safe  Drinking  Water Act,  42 U.S.C.
     ss.ss.  300f et seq.,  the  Occupational  Safety and Health  Act, 29 U.S.C.
     ss.ss. 655 et seq., the Federal Insecticide, Fungicide and Rodenticide Act,
     7 U.S.C.  ss.ss. 4321 et seq., the Resource  Conservation and Recovery Act,
     42 U.S.C.  ss.ss. 6901 et seq., and all other state,  Federal or local laws relating to health, safety, and the environment, as the same may be amended from time to time, and any rules or regulations  adopted pursuant to any of the foregoing,  as the same may be amended from time to time (collectively, all such laws,  rules and regulations  are  hereinafter  referred to as the
     "Applicable   Environmental   Laws").   The  terms  "hazardous  waste"  and
     "hazardous substance" shall also include, without limitation, petroleum and petroleum by-products, asbestos and asbestos-containing materials.

          b.  Covenants,  Representations  and Warranties of Borrower.  Borrower
     hereby  covenants,  represents  and  warrants  to Lender  that,  except for matters (if any) expressly set forth on Exhibit "C" attached hereto:

               i) no  hazardous  substance  or  hazardous  material is presently located at, on, in,  under or about the  Premises or  Improvements  in violation of any Applicable Environmental Laws, or for which action is required under any Applicable Environmental Law;

               ii) during the period of  Borrower's  ownership of the  Property, there has been no use, generation,  manufacture,  storage,  treatment, disposal,  release or  threatened  release of any  hazardous  waste or hazardous  substance  by any  person  on,  under,  about  or from  the
          Premises or Improvements;

               iii) no notice of any violation,  lien,  complaint,  suit, order,
          administrative   action  or  other   notice   with   respect   to  the
          environmental  condition of the Premises and/or  Improvements has been issued, received, or is currently outstanding;

               iv)  Borrower  shall  comply,  and shall  require all tenants and other occupants of the Premises and/or  Improvements to comply, in all respects with all  Applicable  Environmental  Laws,  and will not use, generate,  store, handle, process, dispose of, release, or threaten to release,  any hazardous  substance or hazardous  material or otherwise lead  to the  imposition  of  any  lien  or  liability  of any  nature whatsoever under any Applicable Environmental Law; and

               v) Borrower  shall notify  Lender  promptly and in writing in the event of any  violation of any provision of this  paragraph,  and will provide to Lender  copies of all notices and  correspondence  from any third party or governmental  authority  relating to the  environmental condition of the Premises or  Improvements or any liability or alleged liability  of the  Borrower  or the Lender  relating  thereto,  or any violation or alleged violation of any Applicable Environmental Laws;

               vi) Borrower  will  promptly  pay,  when due, all fines,  claims, awards or other charges  imposed  against  Borrower or the Premises or
          Improvements under any Applicable Environmental Law.

          c.  Environmental  Audits.  Lender  may,  at  its  option,  if  Lender reasonably believes that any hazardous substance,  hazardous materials,  or other environmental  condition relating to the Premises or Improvements now or hereafter  violates or threatens to violate any provision  hereof or any
     Applicable  Environmental Law, cause an environmental audit of the Premises or portions thereof to be conducted to confirm  Borrower's  compliance with these Environmental Provisions, and Borrower shall cooperate with Lender in all reasonable respects in connection with any such audit and shall pay, on demand,  all costs and expenses  incurred in  connection  therewith,  which costs and expenses shall bear interest at a rate equal to the lesser of (i)
     the interest rate then payable under the Note plus two

     percent,  or (ii) the maximum  interest rate permitted under applicable law
     (such lesser rate is hereinafter referred to as the "Advance  Rate")
     from and after the date of such demand.

          d. Waiver.  Borrower  hereby releases and waives any present or future claims against Lender for indemnity or  contribution  in the event Borrower
     should  incur  any  liability   related  to  hazardous   waste,   hazardous
     substances, or Applicable Environmental Laws.

     6.  Impositions.  Borrower  shall pay when due (and in all events  prior to delinquency) all taxes, assessments,  fines and impositions levied against or on account of the Property (collectively, the "Impositions").

     7. Liens.  Borrower  shall not  create,  incur or suffer to exist any lien, encumbrance  or charge on the Property or any part thereof,  other than any such lien, encumbrance or charge constituting a Permitted Exception, if any.

     8. Insurance.

          a. Maintenance of Insurance.  Borrower, at its expense, shall keep the
     Property insured by insurance carriers  satisfactory to Lender against loss by fire,  lightning,  tornado,  and other  perils,  covered  by a  standard extended coverage  endorsement,  in an amount equal to at least one hundred percent of the full replacement value thereof; and shall maintain insurance against such other hazards and in such amount as is customarily  carried by owners and  operators  of similar  properties  and as Lender may  otherwise require for the protection of its security. Should the Premises at any time be located in an area  designated by the Director of the Federal  Emergency
     Management  Agency or other  appropriate  official  as a flood  hazard area under the National Flood Insurance Act of 1968, as amended, Borrower agrees to  obtain  and  maintain  Federal  Flood  Insurance  for the  full  unpaid principal  balance  of  the  loan,  up to the  maximum  limit  of  coverage available  under said Act,  or as  otherwise  required  by  Lender,  and to maintain such  insurance for the term of the loan.  All insurance  policies maintained pursuant to this Deed of Trust shall name Borrower and Lender as insureds,  as their respective interests may appear, and shall provide that there shall be no cancellation or modification  thereof without thirty (30)
     days advance written notice to the Lender.  In the event of cancellation of such  insurance,  Trustee or Lender may procure such insurance and the cost thereof shall be added to the Secured  Obligations  and shall bear interest from the date of disbursement at a the Advance Rate. Borrower shall deliver to Lender the  original  policies of  insurance  and all  endorsements  and renewals  thereof.  All unearned  premiums of such  insurance  policies are
     hereby  assigned  to  Trustee  as  additional   security  for  the  Secured
     Obligations, and a sale and conveyance of the Property by the Trustee shall operate to convey to the  purchaser the  Borrower's  interest in and to all policies of insurance upon the Property.

          b. Insurance  Reserves.  Lender may require  Borrower to maintain with
     Lender or Lender's agent reserves for payment of insurance premiums,  which reserves shall be funded by monthly payments from Borrower  sufficient,  in
     Lender's estimation,  to fund the next successive premium by a date that is at least  fifteen  (15) days before the premium due date.  If Lender at any time deems the  reserve  funds to be  insufficient,  Borrower  shall,  upon demand pay any  deficiency  to Lender.  The reserve  funds shall be held by
     Lender as a general  deposit and shall  constitute  a  non-interest-bearing account  which  Lender may  satisfy by  payment of the  insurance  premiums required to be paid by Borrower as they become due. If  insurance  reserves are  required,  Lender  shall  not hold  the  reserve  funds  in trust  for
     Borrower,  and Lender will not be deemed the agent of Borrower  for payment
     of  the  insurance   premiums   required  to  be  paid  by  Borrower.   The
     responsibility  for the payment of premiums shall be and remain  Borrower's sole responsibility.

          c. Application of Insurance  Proceeds.  Borrower shall promptly notify
     Lender of any loss or  damage  to the  Property  if the  estimated  cost of repair or replacement  exceeds $25,000.  Lender may make proof of such loss or damage if  Borrower  fails to do so within  fifteen  (15) days after the casualty. Borrower shall assign, and hereby assigns, all insurance proceeds to Lender, and any and all such proceeds received by Borrower shall be held by  Borrower  in Trust for the  benefit  of Lender  until such time as such funds are actually delivered to Lender. Whether or not Lender's security is impaired,  Lender may receive and retain the proceeds of any  insurance and apply the  proceeds  to the  repayment  of the Secured  Obligations  or the restoration  and  repair of the  Property.  If  Lender  elects to apply the proceeds to restoration and repair,  Lender may direct Borrower to complete such  restoration  and  repair.  Borrower  shall then repair or replace the damaged or destroyed  Improvements in a manner  satisfactory to Lender, and
     Lender shall, upon request accompanied by satisfactory proof of such repair or  replacement  by Borrower,  and  provided  that there exists no Event of
     Default  under  this Deed of Trust at the time of such  request,  reimburse
     Borrower  from  insurance  proceeds  actually  received  by Lender  for the reasonable cost of such repair or restoration.

     9.  Expenditures by Lender.  If Borrower fails to comply with any provision of this  Deed of  Trust,  or pay any sum  due  hereunder,  or if any  action  or proceeding is commenced that would materially  affect Lender's  interests in the
Property,  Lender may,  but shall not be required to, take any action and expend all  reasonable  sums on Borrower's  behalf that Lender deems  appropriate.  Any amount  that Lender  expends in so doing will be payable on demand,  will become part of the Secured  Obligations  secured hereby,  and will bear interest at the
Advance Rate from the date expended by Lender.  The rights  provided for in this paragraph  shall be in  addition  to any other  rights or any  remedies to which
Lender may be entitled on account of the default. Any election by Lender to take any action or make expenditures  hereunder shall not prejudice Lender's right to declare a default and exercise remedies as provided herein.

         10. Condemnation. If all or any part of the Property is acquired by any governmental  authority  through eminent domain  proceedings,  Lender may at its election require that all or any portion of the net proceeds of the condemnation award be applied,  at Lender's option, to the Secured  Obligations or the repair or restoration  of the Property.  For this purpose,  Borrower shall assign,  and hereby assigns,  all proceeds of any such proceedings or purchase to Lender. The net proceeds of the award shall mean the remainder of the award after payment of all  reasonable  costs,  expenses,  and  attorneys'  fees incurred by Trustee or
Lender in connection with the condemnation.  If any eminent domain proceeding is filed or  threatened,  Borrower  shall  promptly  notify Lender in writing,  and
Borrower shall promptly take such steps as may be necessary to defend the action and obtain and  maximize the award.  Borrower  may be the nominal  party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of its own choice, and Borrower will deliver or cause to be delivered to lender such  instruments as may be requested by it from time to time to permit such participation.

     11.  Documentary  Stamps;  Mortgage  Taxes.  Borrower  shall  pay all costs incurred in recording, perfecting or continuing this Deed of Trust and the liens and interests created hereby,  including without  limitation,  all taxes,  fees, documentary  stamps, and other charges for recording or registering this Deed of
Trust,  together with any other taxes or assessments  which may now or hereafter be levied against the Trustee or Lender in connection  with the Note,  this Deed of Trust, the Credit Agreement and the Related Documents.

     12. Security Agreement; Financing Statements.

          a.  Security  Agreement.  This Deed of Trust  constitutes  a  security agreement  under  the  Uniform  Commercial  Code in  effect in the State of
     Nebraska,  as amended from time to time (the  "UCC").  Borrower has granted and hereby GRANTS TO LENDER a security interest under the UCC in all of the
     Property  which is or may be subject to the  provisions of Article 9 of the
     UCC, including, without limitation, all Fixtures, Leases, Rents, Equipment,
     Awards,  and other  tangible and  intangible  personal  property  described above,  and all  proceeds  and  products  of the  same  (collectively,  the
     "Personalty").

          b.  Financing  Statements.  Upon  request  by Lender,  Borrower  shall execute  such  financing  statements  and  take  such  other  action  as is requested by Lender to perfect and continue  Lender's  security interest in the  Personalty.  In addition to  recording  this Deed of Trust in the real property records, Lender may, at any time and without further authorization from Borrower,  file counterparts,  copies or reproductions of this Deed of
     Trust as financing  statements.  Borrower shall pay to Lender on demand any and all expenses,  including attorneys' fees and expenses, incurred or paid by Lender in  perfecting,  continuing,  and  protecting its interest in the
     Personalty  and in  enforcing  its  rights  hereunder  with  respect to the
     Personalty. Borrower agrees that the requirement of reasonable notice under the UCC shall be met if such  notice is given at least (10)  business  days before the time of the sale or

     disposition  (provided,  however, that this sentence shall not be construed to prohibit a shorter notice period,  if commercially  reasonable under the circumstances or otherwise permitted by the UCC).

          c. Fixture Filing. From the date of its recording,  this Deed of Trust shall be effective as a financing  statement filed as a fixture filing with respect to all Personalty  which are or are to become  fixtures  related to the Premises.

          d.  Addresses.  The mailing  addresses  of Borrower  (the  debtor) and
     Lender (the secured party), from which information  concerning the security interest  granted  by this  Deed of Trust  may be  obtained,  are set forth above.

     13. Leased Premises; Assignments of Rents.

          a.  Rent  Roll.  Upon  request,  Borrower  shall  furnish  to Lender a schedule certified to be true, identifying all Leases,  including,  in each case,  the name of the tenants and  occupants,  a description  of the space occupied by such tenant and  occupants,  a description  of the term and any options to extend,  the  rental and other sums  payable  for such space and such other  information  and  documents  with  respect  to such  Leases and tenancies as the Lender may request.

          b.  Prohibited  Actions.  Without the prior written consent of Lender,
     Borrower  shall not,  directly or  indirectly,  with  respect to any Lease, whether such Lease is now or hereafter in  existence:  (1) accept or permit any prepayment,  discount or advance rent payable thereunder; (2) cancel or terminate the same, or accept any  cancellation,  termination  or surrender thereof,  or permit  any event to occur  which  would  entitle  the  lessee thereunder to terminate or cancel the same; (3) amend or modify the same so as to reduce the term, thereof, the rental payable thereunder, or to change any renewal provisions therein contained;  (4) waive any default thereunder or breach thereof;  (5) give any consent,  waiver or approval thereunder or take any other action in connection therewith, or with a lessee thereunder, which would have the effect of  impairing  the value of  lessor's  interest thereunder,  or of  impairing  the  position  or interest of the Trustee or
     Lender; or (6) sell, assign,  pledge,  mortgage or otherwise dispose of, or encumber, any such Leases or the Rents.

          c. Assignment;  License to Collect Rents. Lender shall have the right, power and authority,  prior to the release and reconveyance of this Deed of
     Trust to  collect  the  Rents,  with or without  taking  possession  of the
     Property, and, as additional security for the Secured Obligations, Borrower hereby absolutely and unconditionally  assigns and conveys to Lender all of
     Borrower's  rights,  title and  interest  in and to the  Leases  and Rents.
     Lender, however, hereby consents to the Borrower's collection and retention of such Rents, as they

     accrue  and become  payable so long as there  exists no Event of Default by
     Borrower  hereunder.  Upon an Event of  Default,  Lender  may, at any time, either in person, by agent, or by a receiver appointed by a court,  without notice and without  regard to the  adequacy of any security for the Secured
     Obligations  hereby  secured:  (1) enter  upon and take  possession  of the
     Property  or any part  thereof,  and in its own  name sue for or  otherwise collect  such Rents,  including  those past due and  unpaid,  and apply the same,  less costs and  expenses  of  operation  and  collection,  including reasonable attorney fees, to the Secured Obligations secured hereby, and in such order and priority as Lender may  determine;  (2) perform such acts of repair or protection as may be necessary or proper to conserve the value of the  Property;  and (3) lease the same or any part thereof for such rental, term, and upon such conditions as Lender may deem appropriate, or terminate or modify the terms and conditions of existing  Leases.  Any application of
     Rents to the Secured  Obligations shall not extend or postpone the due date of any  payment or payments as provided in the Note or change the amount of such payment or payments.  The entering  upon and taking  possession of the
     Property,  the  collection  of the Rents,  and the  application  thereof as described herein, shall not waive or cure any Event of Default or notice of default  hereunder,  or  invalidate  any act done  pursuant to such notice.
     Borrower also assigns to Lender, as further security for the performance of the Secured  Obligations  secured  hereby,  all prepaid Rents and all funds which may have been or may  hereafter be deposited  with said Borrower by a lessee of the  Property,  to secure  the  payment  of any  Rents,  and upon default in the performance of any of the provisions hereof, Borrower agrees to deliver  such rents and  deposits  to the Lender.  Borrower  irrevocably authorizes  any and all lessees  under the  Leases,  upon demand and notice from  Lender of an Event of  Default,  to pay all Rents and other  sums due under the Leases  directly to Lender.  Such  lessees will have the right to rely upon any such notices of Lender,  without any  obligation  or right to inquire as to the actual existence of the Event of Default, notwithstanding any claim of Borrower to the contrary.  Borrower will have no claim against any  lessee  under  the  Leases  for  any  Rents  paid by it to  Lender  in accordance with this paragraph.

          d. Performance of Leases. With respect to any Lease, Borrower will (a)
     fulfill or perform each and every provision thereof on the lessor's part to be  fulfilled  or  performed,  (b)  promptly  send  copies to Lender of all notices of default which Borrower shall send or receive thereunder, and (c)
     enforce all of the terms,  covenants and conditions  contained in the Lease upon lessee's part to be performed,  consistent with the prudent management and operation of the Property, but short of termination thereof (absent the consent of Lender as provided above).

          e. Assignee as Creditor of Lessee.  Lender, and not Borrower,  will be the  creditor  of the  lessee  under  any  Lease  in  connection  with  any assignment  for  the  benefit  of  creditors,  bankruptcy,  reorganization, insolvency, dissolution, or receivership proceedings affecting such lessee.
     Lender,  however,  will not be obligated to the Borrower to make

                                       10

     filings of claims in such  proceedings  or to otherwise  pursue  creditor's rights therein.

     14.  Authorized Entry.  Borrower  authorizes Lender and its agents to enter upon the Property to make such inspections and tests, at Borrower's  expense, as
Lender may deem  appropriate  to determine  compliance  of the Property with the various provisions of the Deed of Trust. Any inspections or tests made by Lender shall be for  Lender's  purposes  only and shall not be  construed to create any responsibility  or  liability  on the part of the Lender to  Borrower  or to any other person.

     15.  Further  Assurances;  Attorney-In-Fact.  At any time,  upon request of
Lender,  Borrower  will  make,  execute  and  deliver  to Lender or to  Lender's designee, and when requested by Lender, cause to be filed, recorded, refiled, or rerecorded,  as the case may be, at such times and in such offices and places as
Lender  may deem  appropriate,  any and all  such  mortgages,  deeds  of  trust, security agreements, financing statements,  continuation statements, instruments of further assurance,  affidavits,  certificates, and other documents as may, in the sole opinion of Lender,  be  necessary or desirable in order to  effectuate, complete,  perfect,  continue,  preserve  or  enforce:  (1) the  obligations  of
Borrower  under the  Note,  this Deed of Trust,  the  Credit  Agreement  and the
Related Documents, and (2) the liens and security interests created by this Deed of Trust and the Related  Documents  as first and prior  liens on the  Property.
Borrower  shall  reimburse  Lender  for  all  costs  and  expenses  incurred  in connection  with the matters  referred  to in this  paragraph.  For  purposes of taking such action or executing  such  documents,  Borrower  hereby  irrevocably appoints Lender as Borrower's attorney-in-fact.

     16. Full  Performance;  Reconveyance.  If Borrower shall satisfy all of the
Secured  Obligations,  Lender shall execute and deliver to Trustee a request for reconveyance,  and  Trustee  shall  reconvey  to  Borrower,  or to the person or persons legally entitled thereto,  without warranty, any portion of the Property then held hereunder.  The recitals in such  reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof.  Lender shall execute and deliver  to  Borrower  suitable  statements  of  termination  of  any  financing statement on file evidencing  Lender's security interest in the Personalty.  Any and all fees and expenses  incurred by Lender or Trustee in connection with such request and reconveyance shall be paid by the Borrower upon demand.

     17. Default. Each of the following shall constitute an event of default (an
"Event of Default") under this Deed of Trust:

          a. Default on Secured Obligations.  The failure of Borrower to pay any of the Secured Obligations as and when the same are due.

          b. Other  Defaults.  The failure of Borrower to comply with or perform its obligations under any term, obligation, covenant or condition contained in this Deed of Trust,  the Note,  the  Credit  Agreement  or in any of the
     Related Documents, or in any other

                                       11

     agreement between Borrower and Lender.

          c. Transfer of Borrower's Interests. The sale or transfer, without the
     Lender's prior written consent, of all or any part of the Property,  or any interest in the Property ("sale or transfer" means, without limitation, the conveyance  of Property or any right,  title or interest  therein,  whether legal, beneficial or equitable, whether voluntary or involuntary whether by outright sale, deed, installment sale contract, land contract,  assignment, lease with a term greater than three (3) years,  lease-option  contract, or by any other method of conveyance  of any interest in the Property;  and if
     Borrower is a  corporation,  partnership,  limited  liability  company,  or similar entity, "sale or transfer" also includes any change in ownership of more than ten percent  (10%) of the voting  stock,  partnership  interests, limited liability company  interests,  or similar interests as the case may be, of Borrower).

          d. False Statements. Should any warranty,  representation or statement made or furnished to Lender by or on behalf of Borrower  under this Deed of
     Trust, the Note, the Credit Agreement or the Related Documents or otherwise in  connection  with the loan  evidenced  thereby,  be or  become  false or misleading in any material respect.

          e. Bankruptcy;  Insolvency.  Should Borrower file a voluntary petition in bankruptcy or shall be adjudicated a bankrupt or insolvent,  or file any
     petition  or  answer  seeking  or   acquiescing   in  any   reorganization,
     arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself  under any present or future  bankruptcy,  insolvency  or other laws providing or relating to relief for debtors;  or should Borrower seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Borrower or of all or any part of the Property,  or of any or all of the Rents,  or make any  general  assignment  for the  benefit of creditors,  or admit in writing its inability to pay its debts generally as they become due.

          f. Entry of Order. Should any court of competent jurisdiction enter an order,  judgment or decree  approving  a petition  filed  against  Borrower seeking any reorganization, dissolution or similar relief under any present or future federal,  state or other statute,  law or regulation  relating to bankruptcy,  insolvency or other relief for debtors,  which order, judgment or decree  remains  unvacated  and unstayed for an aggregate of thirty (30)
     days (whether or not consecutive) from the first date of entry thereof;  or should any trustee,  receiver or  liquidator of Borrower of all or any part of the Property,  or of any or all of the Rents,  be appointed  without the consent or acquiescence of Borrower, which appointment remains unvacated or unstayed for an aggregate of thirty (30) days (whether or not consecutive).

          g.  Attachment;  Liens.  Should any writ of execution or attachment of any similar  process be entered  against  Borrower  which  becomes or could become a lien on the

                                       12

     Property,  or any portion  thereof or interest  therein,  which  execution, attachment  or  similar  process  of  judgment  is  not  released,  bonded, satisfied,  vacated or stayed  within  thirty  (30) days after its entry or levy.

          h.  Default in Favor of Third  Parties.  Should any  default  occur by
     Borrower under any loan, extension of credit, security agreement, guaranty, purchase or sales agreement,  or any other agreement, in favor of any other creditor  or person  that may  materially  affect  any of the  Property  or
     Borrower's ability to repay the Secured  Obligations or to otherwise comply with  this  Deed of  Trust,  the  Credit  Agreement  or any of the  Related
     Documents.

          i.  Adverse  Change.  Should  any  material  adverse  change  occur in
     Borrower's  financial  condition,  such that the  prospect  of  payment  or performance  of the  Secured  Obligations  is  impaired,  or should  Lender otherwise in good faith deem itself insecure.

     18. Acceleration;  Remedies; Power of Sale. Upon the occurrence of an Event of Default  under  subparagraph  17(e) or 17(f) above,  all Secured  Obligations shall  automatically  become due and payable in their entirety without notice or demand,  and, upon the  occurrence of any other Event of Default and at any time thereafter,  Trustee  or  Lender  may  declare  all  Secured  Obligations  to be immediately due and payable, and the same shall thereupon become due and payable without any presentment, demand protest or notice of any kind.

          a. Acceleration;  Additional Remedies.  Thereafter,  Trustee or Lender
     may, in addition to any other rights or remedies provided by law:

               i) Either in person or by agent,  with or  without  bringing  any action  or  proceeding,  or by a  receiver  appointed  by a court  and without  regard to the adequacy of its  security,  enter upon and take possession of the Property,  or any part thereof,  in Lender's name or in the name of Trustee,  and do any acts which it deems  necessary  or desirable to preserve the value,  marketability  or rentability of the
          Property,  or  part  of the  Property  or  interest  in the  Property, increase the income from the Property,  or protect the security of the
          Property;  and, with or without taking possession of the Property, sue for or  otherwise  collect  the  Rents,  including  those past due and unpaid,  and apply the same,  less costs and expenses of operation and
          collection,   including   attorneys'  fees,  to  any  of  the  Secured
          Obligations,  all in such order and priority as Lender may  determine.
          The  entering  upon  and  taking  possession  of  the  Property,   the
          collection and  application of the Rents,  shall not cure or waive any default  or notice of default  under this Deed of Trust or  invalidate any act done in response to such default or pursuant to such notice of default;  and,  notwithstanding  the  continuance in possession of the
          Property or the collection,  receipt and application of Rents, Trustee or Lender  shall be entitled to exercise  every right  provided for in the

                                       13

          Note,  this  Deed  of  Trust,  the  Credit  Agreement  or the  Related
          Documents,  or by law upon the  occurrence  of any  Event of  Default, including the right to exercise the Power of Sale as described below.

               ii) Exercise the Power of Sale as described below;

               iii)  Commence  an  action to  foreclose  this Deed of Trust as a mortgage,  appoint  a  receiver  or  specifically  enforce  any of the covenants hereof; and

               iv) With respect to all or any part of the  Personalty,  exercise all the rights and remedies of a secured party under the UCC.

          b. Power of Sale.  Lender in its sole discretion may direct Trustee to exercise the Power of Sale herein contained.  Upon such event, Lender shall deposit with Trustee this Deed of Trust and the Note and such  receipts and evidence of expenditures  made and secured by this Deed of Trust as Trustee may require.

               i) Upon receipt of such notice from Lender,  Trustee  shall cause to be recorded,  published  and  delivered to Borrower  such Notice of
          Default and Notice of Sale as then required by law and by this Deed of
          Trust. Trustee shall,  without demand on Borrower,  after such time as may then be  required by law and after  recordation  of such Notice of
          Default and after notice of sale having been given as required by law, sell the  Property  at the time and place of sale  fixed by it in such
          Notice of Sale,  either as a whole,  or in separate lots or parcels or items as  Trustee  shall deem  expedient,  and in such order as it may determine,  at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale.  Trustee shall deliver to such  purchaser  or  purchasers  thereof  its deed or deeds conveying the property so sold,  but without any covenant or warranty, express or implied.  The recitals in such deed of any matters or facts shall be conclusive  proof of the  truthfulness  thereof.  Any person,
          including  without  limitation  Borrower,   Trustee,  or  Lender,  may
          purchase at such sale.

               ii) Trustee may in the manner  provided by law  postpone  sale of all or any portion of the Property.

     19.  Application  of  Proceeds.  The  proceeds  of any  disposition  of the
Property or the Personalty,  whether by exercise of the Trustee's power of sale, foreclosure and sale,  repossession and sale, or otherwise,  shall be applied by
Lender in the following order of priority:

          FIRST,  to all  expenses  and costs of Lender and  Trustee,  including attorneys'  fees,  arising  out  of or  attributable  to  the  exercise  or enforcement  of any or all of  Lender's  or

                                       14

     Trustee's rights as a secured party,  including,  without  limitation,  the rights, powers, authorities, and remedies provided in this Deed of Trust;

          SECOND,   to  the  expenses  of  such  sale,   disposition   or  other
     realization,  including  reasonable  compensation to the Lender and Trustee and their respective agents and counsel, and all expenses, liabilities, and advances  incurred  or  made  by  the  Lender  and  Trustee  in  connection therewith,  and any other  expenses for which the Lender and Trustee are to be reimbursed pursuant to this Deed of Trust;

          THIRD, to the payment of interest and late charges on the Note;

          FOURTH, to the payment of principal on the Note;

          FIFTH,  to the payment of interest on such of the Secured  Obligations as are not evidenced by the Note;

          SIXTH, to the payment of principal on such of the Secured  Obligations as are not evidenced by the Note; and

          FINALLY, to the Borrower,  or its successors or assigns, or as a court of competent  jurisdiction may direct, any surplus then remaining from such proceeds.

     20.  INDEMNIFICATION.  BORROWER SHALL PROTECT AND SAVE HARMLESS, AND HEREBY
INDEMNIFIES  TRUSTEE  AND  LENDER,  AND THEIR  RESPECTIVE  OFFICERS,  DIRECTORS,
SHAREHOLDERS,  EMPLOYEES,  AND AGENTS (EACH, AN "INDEMNIFIED  PARTY"),  FROM AND
AGAINST  ALL  LOSS,   LIABILITY,   DAMAGE  (WHETHER  DIRECT  OR  CONSEQUENTIAL),
OBLIGATIONS,  CLAIMS, DAMAGES,  PENALTIES,  CAUSES OF ACTION, COSTS AND EXPENSES
(INCLUDING WITHOUT LIMITATION  REASONABLE  ATTORNEYS' FEES AND EXPENSES) IMPOSED
UPON OR INCURRED BY OR ASSERTED AGAINST ANY INDEMNIFIED  PARTY ARISING OUT OF OR
RELATING TO: (A) ANY "EVENT OF DEFAULT" AS DEFINED HEREIN; (B) ANY BREACH OF THE
"ENVIRONMENTAL  PROVISIONS"  SET FORTH ABOVE,  THE  APPLICATION OR EFFECT OF ANY
"APPLICABLE  ENVIRONMENTAL  LAWS" (AS  DEFINED  ABOVE),  OR THE  PRESENCE,  USE,
GENERATION,  MANUFACTURE,  STORAGE,  DISPOSAL,  RELEASE OR THREATENED RELEASE OF
"HAZARDOUS  WASTE" OR "HAZARDOUS  SUBSTANCES" ON OR ABOUT THE PROPERTY;  (C) THE
OWNERSHIP OF THE PROPERTY OR ANY INTEREST  THEREIN OR RECEIPT OF ANY RENTS;  (D)
ANY  ACCIDENT,  INJURY TO OR DEATH OF PERSONS  OR LOSS OF OR DAMAGE TO  PROPERTY
OCCURRING IN, ON OR ABOUT THE PROPERTY, OR ANY PART THEREOF, OR ON THE ADJOINING
SIDEWALKS,  CURBS,  ADJACENT PARKING AREAS, STREETS OR WAYS; (E) ANY USE, NONUSE
OR  CONDITION  IN,  ON

                                       15

OR ABOUT THE PROPERTY OR ANY PART THEREOF, OR ON THE ADJOINING SIDEWALKS, CURBS,
ADJACENT  PARKING  AREAS,  STREETS OR WAYS; OR (F)  PERFORMANCE  OF ANY LABOR OR
SERVICES OR THE  FURNISHING OF ANY MATERIALS OR OTHER PROPERTY IN RESPECT OF THE
PROPERTY OR ANY PART THEREOF;  WHETHER OR NOT ANY OF THE MATTERS SET FORTH ABOVE
WERE  CAUSED  IN  WHOLE OR IN PART BY THE  NEGLIGENT  ACTS OR  OMISSIONS  OF ANY
INDEMNIFIED  PARTY OR INDIVIDUALS OR ENTITIES  ACTING AS THE AGENTS OR EMPLOYEES
OF ANY INDEMNIFIED  PARTY, AND WHETHER OR NOT THE SAME WERE KNOWN OR SHOULD HAVE
BEEN  KNOWN TO ANY  INDEMNIFIED  PARTY.  NOTWITHSTANDING  ANY  PROVISION  TO THE
CONTRARY  SET FORTH IN THIS  PARAGRAPH,  SUCH  INDEMNITY  SHALL  NOT APPLY  WITH
RESPECT TO MATTERS  CAUSED BY OR ARISING  SOLELY OUT OF THE GROSS  NEGLIGENCE OR
WILLFUL  MISCONDUCT  OF  LENDER,  OR ANY OF  ITS  AGENTS,  OR  WITH  RESPECT  TO
LIABILITIES,  OBLIGATIONS,  CLAIMS, DAMAGES,  PENALTIES, CAUSES OF ACTION, COSTS
AND EXPENSES BASED SOLELY ON FACTS OR CIRCUMSTANCES OCCURRING ONLY SUBSEQUENT TO
SUCH TIME,  IF ANY, AT WHICH LENDER  BECOMES THE OWNER OF THE PROPERTY BY WAY OF
FORECLOSURE  OF THE  LIEN OF  THIS  DEED OF  TRUST,  CONVEYANCE  IN LIEU OF SUCH
FORECLOSURE,  OR OTHERWISE.  ANY AMOUNT  PAYABLE TO ANY  "INDEMNIFIED  PARTY" BY
REASON OF THE  APPLICATION OF THIS PARAGRAPH  SHALL BECOME  IMMEDIATELY  DUE AND
PAYABLE UPON DEMAND BY LENDER,  AND SHALL BEAR  INTEREST AT THE  "ADVANCE  RATE"
FROM THE DATE OF SUCH DEMAND.  THE  OBLIGATIONS OF BORROWER UNDER THIS PARAGRAPH
SHALL SURVIVE ANY TERMINATION OR SATISFACTION OF THIS DEED OF TRUST.

     21. Powers of Trustee; Successor Trustee.

          a. Powers of Trustee.  In addition to all powers of Trustee  under the provisions of this Deed of Trust and under  applicable  law,  Trustee shall have the power to take the  following  actions with respect to the Property upon the written  request of Lender:  (1) to join in preparing and filing a map or plat of the Property,  including the  dedication of streets or other rights to the public;  (2) to join in granting any easement or creating any restriction on the Property;  and (3) to join in any subordination or other agreement affecting this Deed of Trust or the interest of Lender under this
     Deed of Trust.

          b.  Duties and  Secured  Obligations  of  Trustee.  (1) The duties and obligations of Trustee shall be determined solely by the express provisions of this  Deed of Trust and  Trustee  shall  not be  liable  except  for the performance of such duties and  obligations as are  specifically  set forth herein,  and no implied  covenants  or  obligations  shall be imposed  upon
     Trustee;  (2) No provision of this Deed of Trust shall  require  Trustee to expend or risk its own funds, or otherwise  incur any financial  obligation in the  performance of any of its

                                       16

     duties  hereunder,  or in the exercise of any of its right or powers, if it shall  have  grounds  for  believing  that the  repayment  of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; (3) Trustee may consult  with  counsel of its own  choosing  and the advice  of such  counsel  shall  be full  and  complete  authorization  and protection  in the  respect of any action  taken or  suffered by it in good faith and reliance thereon;  (4) Trustee shall not be liable for any action taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Deed of
     Trust;  (5) Trustee shall not be responsible  for the payment of any unpaid taxes on the  Property  due and owing at the time of the sale of all or any part of the Property pursuant to the procedures set forth herein.

          c. Successor Trustee. Lender may from time to time appoint a successor to any Trustee  named  herein  pursuant  to the  applicable  provisions  of
     Nebraska law. Upon such appointment, the successor shall be vested with all title, powers and duties conferred upon Trustee herein.

     22. Miscellaneous.

          a.  Notices.  Any notice  under this Deed of Trust shall be in writing and shall be effective  when actually  delivered,  or when deposited with a nationally  recognized  overnight courier,  or, if mailed,  shall be deemed effective when  deposited in the United States mail first class,  certified or registered mail,  postage  prepaid,  directed to the party or parties at its or their respective addresses set forth above. Any party may change its address  for  notices  under  this Deed of Trust by giving  formal  written notice to the other parties,  specifying  that the purpose of the notice is to change the party's  address.  Borrower agrees to keep Lender and Trustee informed at all times of Borrower's current address.

          b. Financial Statements; Other Information.  Borrower shall furnish to
     Lender,  upon request,  a certified  statement  setting forth the operating income and expenses  relating to the Property  during  Borrower's  previous fiscal year, in such form and detail as Lender shall require. Upon request,
     Borrower shall also furnish to Lender such information and/or documents as, in Lender's discretion, are deemed necessary for purposes of confirming any representation made or action to be taken by the Borrower hereunder, or the existence or nonexistence of any Event of Default hereunder.

          c. Request for Notice.  Borrower,  Trustee and Lender  hereby  request that a copy of any Notice of Default and a copy of any Notice of Sale under this Deed of Trust be mailed to them at the  addresses  of such parties set forth above.

          d. Attorneys' Fees;  Expenses.  If Lender institutes any suit or takes any action to enforce any of the terms of this Deed of Trust,  Lender shall be entitled to recover its

                                       17

     reasonable attorneys' fees, costs, and related expenses (collectively,  the
     "Costs")  incurred by Lender in connection with its efforts to enforce this
     Deed of Trust, including,  without limitation,  Costs incurred at trial and on any  appeal,  and  Costs  incurred  in  connection  with any  bankruptcy proceeding to which Borrower is a party.

          e. Governing Laws. This Deed of Trust has been delivered to Lender and accepted by Lender in the State of  Nebraska,  and shall be governed by and construed in accordance with the laws of the State of Nebraska.

          f. Paragraph Headings.  Caption headings in this Deed of Trust are for convenience purposes only and are not to be used to interpret or define the provisions of this Deed of Trust.

          g. No  Merger.  There  shall be no  merger of the  interest  or estate created  by this  Deed of Trust  with any other  interest  or estate in the
     Property at any time held by or for the benefit of Lender in any  capacity, without the written consent of Lender.

          h.  Severability.  If a court  of  competent  jurisdiction  finds  any provision  of this Deed of Trust to be invalid or  unenforceable  as to any person or  circumstance,  such  finding  shall not  render  that  provision invalid  or  unenforceable  as to any other  persons or  circumstances.  If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity;  however, if the offending provision  cannot  be so  modified,  it shall  be  stricken  and all  other provisions of this Deed of Trust in all other  respects  shall remain valid and enforceable.

          i. Binding Effect;  Successors and Assigns. Subject to the limitations stated in this Deed of Trust on transfer of Borrower's interest,  this Deed of Trust  shall be binding  upon and inure to the  benefit of the  parties, their heirs, legatees,  devisees, personal representatives,  successors and assigns.

          j. Remedies  Cumulative.  Trustee and Lender shall each be entitled to enforce payment and performance of any indebtedness or obligations  secured by this Deed of Trust and to exercise all rights and powers under this Deed of Trust,  under the Note,  under the  Credit  Agreement,  under any of the
     Related  Documents,  or  under  any  other  agreement  or any  laws  now or hereafter in force;  notwithstanding  some or all of such  indebtedness and obligations secured by this Deed of Trust may now or hereafter be otherwise secured,  whether by mortgage,  deed of trust, pledge, lien,  assignment or
     otherwise.   Neither  the   acceptance  of  this  Deed  of  Trust  nor  its
     enforcement,  by court  action  or  pursuant  to the power of sale or other powers  contained in this Deed of Trust,  shall  prejudice or in any manner affect  Trustee's  or Lender's  right to realize  upon or enforce any other security  now or  hereafter  held by Lender or  Trustee  in such  order and manner  as  they  or  either  of  them

                                       18

     may in their absolute  discretion  determine.  No remedy  conferred upon or reserved to Trustee or Lender,  is intended  to be  exclusive  of any other remedy  in this Deed of Trust or by law  provided  or  permitted,  but each shall be cumulative and shall be in addition to every other remedy given in this Deed of Trust or now or  hereafter  existing at law or in equity or by statute. Every power or remedy given to Trustee or Lender by the Note, this
     Deed of Trust, the Credit Agreement or any of the Related Documents,  or to
     which  either  of  them  may  be  otherwise  entitled,  may  be  exercised, concurrently  or  independently,  from  time to time and as often as may be deemed  expedient  by  Trustee  or  Lender,  and  either of them may pursue inconsistent remedies.  Nothing in this Deed of Trust shall be construed as prohibiting Lender from seeking a deficiency  judgment against the Borrower to the extent such action is permitted by law.

          k. Time of the Essence. Time is of the essence of this Deed of Trust.

          l. Waivers and Consents. Neither Trustee nor Lender shall be deemed to have  waived  any rights  under this Deed of Trust (or under the Note,  the
     Credit Agreement or the Related Documents) unless such waiver is in writing and signed by Trustee or Lender, as applicable. No delay or omission on the part of Trustee or Lender in exercising any right shall operate as a waiver of such  right or any  other  right.  A waiver  by  Trustee  or Lender of a provision  of this  Deed of Trust  shall  not  constitute  a  waiver  of or prejudice the party's right otherwise to demand strict compliance with that provision or any other provision. No prior waiver by Trustee or Lender, nor any course of dealing,  shall  constitute  a waiver of any of  Trustee's or
     Lender's  rights,  or  any of  Borrower's  obligations,  as to  any  future transactions. Whenever consent by Lender is required in this Deed of Trust, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required.

          m. Waiver of Homestead Exemption.  To the extent applicable,  Borrower hereby  releases  and  waives  all rights  and  benefits  of the  homestead exemption laws of the State of Nebraska to the fullest extent  permitted by law.

          n. Entire Agreement; Amendments. This Deed of Trust, together with the
     Note,  the Credit  Agreement  and the Related  Documents,  constitutes  the entire  understanding  and  agreement  of the parties as to the matters set forth in this Deed of Trust.  No alteration of or amendment to this Deed of
     Trust shall be effective  unless made in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

                            [Signature Page Follows]

                                       19

     IN WITNESS WHEREOF,  Borrower has executed and delivered this Deed of Trust as of the date first above written.

                                    NEDAK ETHANOL, LLC, a Nebraska limited
                                    liability company

                                    By: /s/ Jerome Fagerland
                                       -----------------------------------------
                                       Name:  Jerome Fagerland
                                       Title:  President and General Manager

                                    By: /s/ Everett Vogel
                                       -----------------------------------------
                                       Name:  Everett Vogel
                                       Title:  Board Chairman

                                       20

                           ACKNOWLEDGEMENT OF BORROWER

STATE OF MINNESOTA         )
                           ) ss.
COUNTY OF HENNEPIN         )

     The foregoing  instrument was acknowledged  before me this day of February,
2007,  by Jerome  Fagerland,  as the  President  and  General  Manager  of NEDAK
ETHANOL,  LLC, a Nebraska limited  liability  company,  on behalf of the limited liability company.

          Witness my hand and official seal.

     [ Seal ]

                                        ----------------------------------------
                                        Notary Public

My commission expires:
                      ---------------------

STATE OF MINNESOTA         )
                           ) ss.
COUNTY OF HENNEPIN         )

     The foregoing  instrument was acknowledged  before me this day of February,
2007, by Everett Vogel, as the Board Chairman of NEDAK ETHANOL,  LLC, a Nebraska
limited liability company, on behalf of the limited liability company.

          Witness my hand and official seal.

     [ Seal ]

                                        ----------------------------------------
                                        Notary Public

My commission expires:
                      ---------------------

                                       21